ING Investors Trust

ING Goldman Sachs Commodity Strategy Portfolio

(“Portfolio”)

Supplement dated May 31, 2013

to the Portfolio’s Adviser Class Prospectus, Institutional Class Prospectus, and

Service Class Prospectus and

Statement of Additional Information
each dated April 30, 2013

On May 23, 2013, the Portfolio’s Board of Trustees approved a proposal to liquidate the Portfolio on or about September 6, 2013.  The Portfolio was closed to new investment on or about May 10, 2013.  You will be receiving an additional communication from the Portfolio explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

May 31, 2013

VIA EDGAR

U.S. Securities and Exchange Commission

100 F St. N.E.

Washington, D.C.  20549

RE:	ING Investors Trust
(File Nos. 33-23512; 811-05629)

Ladies and Gentlemen:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, enclosed for filing via the EDGAR system on behalf of ING Investors Trust is a supplement dated May 31, 2013, to ING Goldman Sachs Commodity Strategy Portfolio’s Adviser Class Prospectus, Institutional Class Prospectus, Service Class Prospectus, and related Statement of Additional Information, each dated April 30, 2013.

If you have any questions concerning the attached filing, please contact Jay Stamper at (480) 477-2660 or the undersigned at (480) 477-2649.

Regards,

/s/ Paul A. Caldarelli
Paul A. Caldarelli
Vice President and Senior Counsel
ING Investment Management – ING Funds

7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258-2034	Tel: 480-477-3000 Fax: 480-477-2700 www.ingfunds.com